                                                                    EXHIBIT 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

  ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
            (Name, address and telephone number of agent for service)

                          -----------------------------

                            UNITED STATES CAN COMPANY
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    06-1145011
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

700 EAST BUTTERFIELD ROAD
SUITE 250
LOMBARD, ILLINOIS                                           60148
(Address of principal executive offices)                    (Zip code)

                          -----------------------------

                      10 7/8% SENIOR SECURED NOTES DUE 2010
                       (Title of the indenture securities)

================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.           Not applicable.

Item 16. List of Exhibits.          List below all exhibits filed as a part of
                                    this Statement of Eligibility. Wells Fargo
                                    Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect.**

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued June
                                    28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of
                                    Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                           f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."***

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.**

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 99.T3G to the Form T-3 dated July 13, 2000 of GB Property Funding Corp. file number 022-22473.

         *** Incorporated by reference to exhibit number 2f to the trustee's Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 22nd day of August 2003.

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION

                                    /s/ Jane Y. Schweiger
                                    ___________________________
                                    Jane Y. Schweiger
                                    Vice President

                                    EXHIBIT 6

August 22, 2003

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                            /s/ Jane Y. Schweiger
                                            __________________________
                                            Jane Y. Schweiger
                                            Vice President

                                                                       FFIEC 031
                                                                       RC-1

WELLS FARGO BANK MINNESOTA, N.A.
-----------------------------------------------------------
Legal Title of Bank

MINNEAPOLIS
-----------------------------------------------------------
City

MN                                                55479
-----------------------------------------------------------
State                                             Zip Code

Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954 FDIC Certificate Number - 05208

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                             Dollar Amounts in Thousands  RCFD  Bil/Mil/Thou
                                                                             ---------------------------  ----  ------------
ASSETS
 1. Cash and balances due from depository institutions (from
    Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1)                                             0081    1,819,745  1.a
                                                             --------------------------------------------------------------
    b. Interest-bearing balances (2)                                                                      0071       63,431  1.b
                                    ---------------------------------------------------------------------------------------
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                         1754            0  2.a
                                                                 ----------------------------------------------------------
    b. Available-for-sale securities (from Schedule RC-B, column D)                                       1773    1,865,480  2.b
                                                                   --------------------------------------------------------
 3. Federal funds sold and securities purchased under agreements
    to resell:                                                                                            RCON
                                                                                                          -----------------
    a. Federal funds sold in domestic offices                                                             B987   10,645,654  3.a
                                             ------------------------------------------------------------------------------
                                                                                                          RCFD
                                                                                                          -----------------
    b. Securities purchased under agreements to resell (3)                                                B989      117,205  3.b
                                                          -----------------------------------------------------------------
 4. Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale                                                                     5369   20,212,668  4.a
                                     --------------------------------------------------------------------------------------
    b. Loans and leases, net of unearned income                                   B528   18,158,817                          4.b
                                               ----------------------------------------------------
    c. LESS: Allowance for loan and lease losses                                  3123      283,094                          4.c
                                                ---------------------------------------------------------------------------
    d. Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c)                                                                               B529   17,875,723  4.d
                           ------------------------------------------------------------------------------------------------
 5. Trading assets (from Schedule RC-D)                                                                   3545      440,047  5
                                       ------------------------------------------------------------------------------------
 6. Premises and fixed assets (including capitalized leases)                                              2145      147,675  6
                                                            ---------------------------------------------------------------
 7. Other real estate owned (from Schedule RC-M)                                                          2150        6,229  7
                                                ---------------------------------------------------------------------------
 8. Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)                                                                                  2130            0  8
                        ---------------------------------------------------------------------------------------------------
 9. Customers' liability to this bank on acceptances outstanding                                          2155       17,335  9
                                                                -----------------------------------------------------------
10. Intangible assets:
    a. Goodwill                                                                                           3163      291,457  10.a
               ------------------------------------------------------------------------------------------------------------
    b. Other intangible assets (from Schedule RC-M)                                                       0426       10,980  10.b
                                                   ------------------------------------------------------------------------
11. Other assets (from Schedule RC-F)                                                                     2160    1,379,851  11
                                     --------------------------------------------------------------------------------------
12. Total assets (sum of items 1 through 11)                                                              2170   54,893,480  12
                                            -------------------------------------------------------------------------------

------------------
(1)  Includes cash items in process of collection and unposted debits.

(2)  Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

                                                                       FFIEC 031
                                                                       RC-2

                                                                       13

WELLS FARGO BANK MINNESOTA, N.A.
--------------------------------
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954 FDIC Certificate Number - 05208

SCHEDULE RC--CONTINUED

                                                                             Dollar Amounts in Thousands        Bil/Mil/Thou
                                                                             ---------------------------        ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                                              RCON
       from Schedule RC-E, part I)                                                                        2200   36,876,418  13.a
                                  -----------------------------------------------------------------------------------------
       (1) Noninterest-bearing (1)                                                6631   24,164,802                          13.a.1
                                  -----------------------------------------------------------------------------------------
       (2) Interest-bearing                                                       6636   12,711,616                          13.a.2
                           ------------------------------------------------------------------------------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                      RCFN
       (from Schedule RC-E, part II)                                                                      2200    4,858,288  13.b
                                    ---------------------------------------------------------------------------------------
       (1) Noninterest-bearing                                                    6631          604                          13.b.1
                              ---------------------------------------------------------------------------------------------
       (2) Interest-bearing                                                       6636    4,857,684                          13.b.2
                           ------------------------------------------------------------------------------------------------
14. Federal funds purchased and securities sold under
    agreements to repurchase:                                                                             RCON
    a. Federal funds purchased in domestic offices (2)                                                    B993    1,390,789  14.a
                                                      ---------------------------------------------------------------------
                                                                                                          RCFD
    b. Securities sold under agreements to repurchase (3)                                                 B995      286,212  14.b
                                                         ------------------------------------------------------------------
15. Trading liabilities (from Schedule RC-D)                                                              3548       50,296  15
                                            -------------------------------------------------------------------------------
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M)                                            3190    6,717,939  16
                                                              -------------------------------------------------------------
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                              2920       17,335  18
                                                            ---------------------------------------------------------------
19. Subordinated notes and debentures(4)                                                                  3200            0  19
                                        -----------------------------------------------------------------------------------
20. Other liabilities (from Schedule RC-G)                                                                2930    1,191,842  20
                                          ---------------------------------------------------------------------------------
21. Total liabilities (sum of items 13 through 20)                                                        2948   51,389,119  21
                                                  -------------------------------------------------------------------------
22. Minority interest in consolidated subsidiaries                                                        3000            0  22
                                                  -------------------------------------------------------------------------
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                         3838            0  23
                                                 --------------------------------------------------------------------------
24. Common stock                                                                                          3230      100,000  24
                -----------------------------------------------------------------------------------------------------------
25. Surplus (exclude all surplus related to preferred stock)                                              3839    2,133,596  25
                                                            ---------------------------------------------------------------
26. a. Retained earnings                                                                                  3632    1,208,412  26.a
                        ---------------------------------------------------------------------------------------------------
    b. Accumulated other comprehensive income (5)                                                         B530       62,353  26.b
                                                 --------------------------------------------------------------------------
27. Other equity capital components (6)                                                                   A130            0  27
                                       ------------------------------------------------------------------------------------
28. Total equity capital (sum of items 23 through 27)                                                     3210    3,504,361  28
                                                     ----------------------------------------------------------------------
29. Total liabilities, minority interest, and equity capital
    (sum of items 21, 22, and 28)                                                                         3300   54,893,480  29
                                 ------------------------------------------------------------------------------------------

Memorandum

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2002

RCFD         NUMBER
----         ------
6724            N/A  M. 1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 =  Review of the bank's financial statements by external auditors

7 =  Compilation of the bank's financial statements by external auditors

8 =  Other audit procedures (excluding tax preparation work)

9 =  No external audit work

--------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)  Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.